UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2011

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue
Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 349-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2011, the Board of Directors (the “Board”) of Yahoo! Inc. (“Yahoo!”) appointed David Kenny to serve as a director of Yahoo!, with such appointment to become effective on April 1, 2011. There are no arrangements or understandings between Mr. Kenny and any other persons pursuant to which he was selected as a director, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Kenny will participate in the current director compensation arrangements applicable to non-employee directors. Under the terms of those arrangements, Mr. Kenny will receive a retainer of $80,000 per year for his service on the Board and will participate in Yahoo!’s other compensation programs for its non-employee directors. In addition, under Yahoo!’s 1996 Directors’ Stock Plan, upon the effective date of his appointment, Mr. Kenny will automatically receive a grant of restricted stock units (“RSUs”). The number of RSUs will be determined by dividing $220,000 by the market value of Yahoo!’s common stock on the effective date of Mr. Kenny’s appointment and will be pro rated based on the portion of the year that has passed since June 24, 2010, the date of Yahoo!’s 2010 Annual Meeting of Shareholders (the “2010 Annual Meeting”). Such RSU award is expected to become fully vested on the anniversary of the 2010 Annual Meeting, and each RSU will be paid, following vesting, in a share of Yahoo! common stock. Yahoo! intends to enter into its standard form indemnification agreement with Mr. Kenny.

On February 8, 2011, Eric Hippeau notified Yahoo! that he was resigning from the Board, effective April 1, 2011. Mr. Hippeau is resigning to focus on other businesses and not due to any disagreement with the Company on any matter related to Yahoo!’s operations, policies or practices.

Item 7.01. Regulation FD Disclosure.

On February 9, 2011, Yahoo! issued a press release announcing the appointment of Mr. Kenny to the Board and the resignation of Mr. Hippeau.

A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Yahoo! under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Yahoo! Inc. press release dated February 9, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)

By:	/s/ Michael J. Callahan
	Name:	Michael J. Callahan
	Title:	Executive Vice President, General Counsel and Secretary

Date: February 10, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Yahoo! Inc. press release dated February 9, 2011